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                                                                    EXHIBIT 99.2

                                 AMENDMENT NO. 1

                                       TO

                            STOCK PURCHASE AGREEMENT

     This Amendment No. 1 (this "Amendment") is made and entered into as of
                                 ---------
February 4, 2002, by and among ACSC Acquisitions, Inc., a Nevada corporation ("Buyer"), Advanced Casino Systems Corporation, a Delaware corporation (the
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"Company"), PPI Corporation, a New Jersey corporation and debtor-in-possession
 -------
under Chapter 11 Case No. 01-11729, jointly administrated, in the United States Bankruptcy Court for the District of Delaware ("Seller"), and Greate Bay Casino
                                                ------
Corporation, a Delaware corporation and debtor-in-possession under Chapter 11 Case No. 01-11729, jointly administrated, in the United States Bankruptcy Court for the District of Delaware ("Greate Bay"). HWCC-Holdings, Inc., a Texas
                               ----------
corporation ("HWCC"), agrees to complete and perform its obligations hereunder
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and acknowledges and consents to the terms and conditions of this Amendment and the consummation of the transactions contemplated hereby by its signature on the signature page hereof.

                                    RECITALS

     WHEREAS, Buyer, the Company, Seller and Greate Bay are parties and HWCC agreed to complete and perform its obligations under and acknowledged and consented to that certain Stock Purchase Agreement, dated as of December 19, 2001 (the "Agreement");
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     WHEREAS, Section 15.11 of the Agreement provides that the Agreement may be
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amended by a written instrument specifically designating the terms and provisions so modified if signed by Buyer, the Company, Seller, Greate Bay and HWCC; and

     WHEREAS, each of Buyer, the Company, Seller, Greate Bay and HWCC has determined that it is desirable to amend the Agreement as set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer, the Company, Seller, Greate Bay and HWCC hereby agree as follows:

     1. Defined Terms. All capitalized terms used, but not defined, in this Amendment shall have the meanings given to such terms in the Agreement.

     2. Purchase Price Adjustment.

     (a) Section 1.4(a) of the Agreement shall be deleted and replaced in its
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entirety with the following:

          "(a) On or before the later of (i) ten business days after the Closing Date or (ii) three business days after the Company delivers to Buyer the Closing Balance Sheet, a

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     representative of Buyer and a representative of Greate Bay and HWCC shall jointly prepare and deliver to the Escrow Agent a mutually agreed upon schedule that sets forth (i) the Company's Actual Working Capital as of the Closing Date and (ii) the Post Closing Adjustment, if any, to the Purchase Price. If the Company's Actual Working Capital as of the Closing Date is less than $5,100,000, then the Purchase Price shall be reduced by the difference between $5,100,000 and the Actual Working Capital. Any such adjustment to the Purchase Price pursuant to this Section 1.4(a) shall be
                                                       --------------
     referred to herein as the "Post Closing Adjustment." A Post Closing Adjustment that results in a reduction of the Purchase Price shall correspondingly reduce the Secondary Escrow Funds to be distributed to Seller, or HWCC as Seller's designee, under the Secondary Escrow Agreement."

     (b) Section 1.4(e) of the Agreement shall be deleted and replaced in its
         --------------
entirety with the following:

          "(e) The Seller, Buyer, Company, Greate Bay and HWCC shall use their reasonable best efforts to cause the Escrow Agent to distribute the Secondary Escrow Funds held under the Secondary Escrow Agreement to the parties in accordance with the final Post Closing Adjustment as determined pursuant to this Section 1.4 as soon as practicable after its final
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     determination."

     3. Bankruptcy Procedures. Section 10.3(d) of the Agreement shall be deleted
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and replaced in its entirety with the following:

          "(d) The parties recognize that, notwithstanding this Agreement, the Seller and Greate Bay, in accordance with the Sales Procedures Order, may entertain offers for the Shares ("Competing Bids") from other persons ("Competing Bidders"). In the event of any consideration of such offers, whether in the form of an auction process or otherwise, the Sale Procedures Order shall provide that:

               (i) no Competing Bid will be accepted or approved by the Debtors unless it is made pursuant to terms and conditions substantially similar to those contained in this Agreement (except with respect to the Purchase Price and the identity of the proposed purchaser). Any proposed changes shall be marked so as to show all modifications to the Agreement and shall be subject to subsequent Court approval upon application by the Debtor or the person making the Competing Bid. No Competing Bid shall be considered unless it provides for aggregate consideration having a value equal to at least the sum of (A) the Purchase Price, plus (B) the Break-Up Fee, if any
                                              ----
     is required to be paid on account of the competing bid, plus (C) the
                                                             ----
     Expense Reimbursement, plus (D) $1.00, and, if there is a bidding process,
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     the next Competing Bid shall be in an increment of at least $200,000 net consideration to the Debtors and each successive Competing Bid thereafter shall be in increments of at least $100,000 net consideration to the Debtors in each round of bidding. Any person who makes a Competing Bid but who contends Debtors have not, prior to the bid deadline, provided access to all information reasonably required by such person to complete their due diligence, may submit their bid with a due diligence contingency of a reasonable duration. Such person may participate in the auction and appear at the March 6, 2002

                                       2

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     sale hearing and be heard on the issue of its bid being the highest and best bid notwithstanding the due diligence contingency. If the Court finds that Debtors have not provided information that such person reasonably required to complete its due diligence, then the Court may consider such person's bid notwithstanding the due diligence contingency;

               (ii) no Competing Bid will be considered unless the Debtors determine that the Competing Bidder has the capacity to complete the purchase of the Shares and that the Competing Bid is not subject to any financing, regulatory or due diligence contingency; and

               (iii) copies of all Competing Bids, motions, objections or any other bankruptcy pleadings relating to the sale of the Shares shall be delivered to Buyer by the Debtors within one business day of their receipt by the Debtors."

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     4. Exhibit F. The Sales Procedure Order attached as Exhibit F to the
                                                         ---------
Agreement shall be deleted and replaced in its entirety with the ORDER CONTINUING HEARING ON DEBTORS' SALE MOTION AND APPROVING(i) BREAK-UP FEE, OVERBID PROTECTIONS, AND CERTAIN OTHER BID PROCEDURES IN CONNECTION WITH PROPOSED SALE OF COMMON STOCK OF NON-DEBTOR SUBSIDIARY, ADVANCED CASINO SYSTEMS CORPORATION, AND (ii) FORM AND MANNER OF NOTICE RELATED TO SALE attached to this Amendment as Exhibit A and shall replace Exhibit F of the Agreement and
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constitute the Sales Procedure Order for all purposes under the Agreement.

     5. Bankruptcy Court Approval. Greate Bay's and Seller's obligations hereunder and under the Agreement are subject to Bankruptcy Court approval.

     6. Entire Agreement. This Amendment and the Agreement, together with the exhibits and schedules thereto, shall constitute the entire understanding and agreement among Buyer, the Company, Seller, Greate Bay and HWCC with regard to the subjects hereof and thereof.

     7. No Other Modification. Except as set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

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                                       4

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                          ACSC ACQUISITIONS, INC.


                          By:
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                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------


                          ADVANCED CASINO SYSTEMS CORPORATION


                          By:
                                ------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------


                          PPI CORPORATION


                          By:
                                ------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------


                          GREATE BAY CASINO CORPORATION


                          By:
                                ------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
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                          HWCC-HOLDINGS, INC.


                          By:
                                ------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------